Supplement to the
Strategic Advisers® International Fund
April 29, 2024
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. Arrowstreet Capital, Limited Partnership, Causeway Capital Management LLC, Fidelity Diversifying Solutions LLC, FIAM LLC, FIL Investment Advisors, Geode Capital Management, LLC, J.P. Morgan Investment Management Inc., Massachusetts Financial Services Company, T. Rowe Price Associates, Inc., Thompson, Siegel & Walmsley LLC, Wellington Management Company LLP, and William Blair Investment Management, LLC have been retained to serve as sub-advisers for the fund.
FIL Investment Advisors (UK) Limited (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan), and T. Rowe Price International Ltd (TRPIL) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
The following information supplements information found in the "Fund Management" section under the "Sub-Adviser(s)" heading.
Fidelity Diversifying Solutions LLC (FDS), at 245 Summer Street, Boston, Massachusetts 02210, has been retained to serve as a sub-adviser for the fund. FDS is an affiliate of Strategic Advisers. As of December 31, 2023, FDS had approximately $2.6 billion in discretionary assets under management.
Other investment advisers have been retained to assist FDS with foreign investments:
  FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2023, FMR UK had approximately $14.6 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of both FDS and the Adviser.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2023, FMR H.K. had approximately $24.4 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of both FDS and the Adviser.
  Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, has been retained to serve as a sub-subadviser for the fund. As of March 31, 2024, FMR Japan had approximately $2.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of both FDS and the Adviser.
J.P. Morgan Investment Management Inc. (JPMorgan), at 277 Park Avenue, New York, NY 10172, has been retained to serve as a sub-adviser for the fund. As of June 30, 2024, JPMorgan had approximately $3.157 trillion in discretionary assets under management.
The following information supplements information found in the "Fund Management" section under the "Advisory Fee(s)" heading.
FDS, in turn, will pay FMR UK, FMR H.K., and FMR Japan for providing sub-subadvisory services.
The basis for the Board of Trustees approving the sub-advisory agreement for JPMorgan for the fund will be included in the fund's Form N-CSR report for the fiscal period ending February 28, 2025, when available.
SIT-PSTK-0924-117 1.923440.117	September 18, 2024